Exhibit 99.1

ACI Worldwide, Inc. William Blair Conference Investor Overview October 3, 2007

Private Securities Litigation Reform Act of 1995 Safe Harbor For Forward-Looking Statements This presentation contains forward-looking statements based on current expectations that involve a number of risks and uncertainties. The forward-looking statements are made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of 1995. A discussion of these forward-looking statements and risk factors is set forth at the end of this presentation. The Company assumes no obligation to update any forward-looking statement in this presentation.

The ACI Payments Framework

ACI Worldwide Products ACI Global Retail Banking Payment Hubs BASE24 BASE24- eps Payment Settlement and Card Management Card Management ACI Smart Chip Manager ACI Card Management System Payment Settlement ACI Payment Manager Dispute Management ACI Dispute Management System ACI Global Wholesale Banking Payments Hub ACI Global Payments Hub Online Banking ACI Enterprise Banker ACI Remittance Manager Trade Finance ACI Global Trade Manager ACI Open Account Manager Global Payments Processing ACI MTS – RTGS Gateway ACI MTS – Bulk Payment Gateway ACI Payment File Manager ACI Common Infrastructure & Tools Automated Enrollments ACI Enterprise Enrollments Fraud Detection ACI Proactive Risk Manager Web Services Tool ACI WebGate Activity Monitoring ACI Monitoring & Management System Testing & Simulation ACI ASSET Communications ACI Network Express

A Global Payments Company


CY07E Revenue
$390-400 million
ACI has ~ 800 engineers deployed around the world
ACI has over 800 customers in 84 countries
ACI has ~ 180 sales professionals around the world
ACI has ~ 750 service employees

■ Country with ACI customer

★ Strategic Centers ○ Regional Sales Office ■ Distributors/Sales Agents

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ACI

ACI Worldwide Product Strategy Be the number one global provider of electronic payment solutions Offer complete end-to-end electronic payment solutions for front, middle and back office using open systems technology Deliver electronic payment solutions to banks, processors and retailers globally Lead the industry in breadth of functionality, scalability and reliability

Continuation of the Strategy



- Globalization
- Solutions Leadership
- On-Demand
- Payments Convergence
- Scale

ACI

(Q2'05)

Phil Heasley joins as CEO

(Q3'05)

S2systems **Acquisition**
- Payments software
- Added customers
- Integration completed

(Q1'06)

Announced global realignment of organization structure
- Created cost efficiencies, consolidated brand and positioned for payments convergence
- Realignment completed

(Q2'06)

eps **Acquisition**
- Payments software
- Entered Germany, access to new products, initiated offshore efforts
- Integration on schedule

(Q4'06)

P&H SOLUTIONS INC. **Acquisition**
- Web-based enterprise business banking for U.S. banks
- Extends product family, catalyst for broad distribution of software as a service
- In-house and services-based delivery

(Q1'07)

Announced Global Services organization, product and corporate re-branding

(Q2'07)

Visual WEB SOLUTIONS **Acquisition**

Expand front and back office convergence with trade finance & Int'l online banking

(Q2'07)

Stratasoft Sdn Bhd, Acquisition

•Expand direct distribution in select Asian markets

•Establish direct presence in Malaysia with service & delivery location in Kuala Lumpur

► ***ACI has transformed to leverage the global opportunity***

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ACI

ACI Worldwide Payment Solutions Overview

Global Payment Solutions Product Strategy Bulk, EFT, ACH Retail Payments Hub Endpoint Devices ; Rules for Authorization, Routing, etc. Data Management Monitoring, Fraud Detection, Static Data and Fees Online Banking & Trade Channels ATM POS, Etc. Wholesale Payments Hub Data Management; Workflow Queues, and Rules for Exception Handling and Routing Liquidity, Monitoring, Fraud Detection, Static Data and Fees Enrollments ACI Infrastructure & Tools Fraud Detection Activity Monitoring Communications Testing & Simulation Web Services Tool Networks Payment Gateways Trade Processing Systems of Record Networks Settlement and Card Management Systems of Record

Channels Branch ATM Web Touchtone Mobile Phone Fax Channel Interfaces UK Faster Payments (VOCALink) Centralized Reporting Combined Risk Management Single view of Liquidity Position Outbound Payments Inbound Payments SWIFT CHAPS BASE24-eps Faster Payments Gateway Payment Authorization SWIFT/CHAPS Payments BACS BASE24 Card Payments Card Networks ACI Proactive Risk Manager ACI Global Payments Hub Interoperable Wholesale and Retail – Faster Payments Example Network Interface Layer

ACI Worldwide Solutions in Action

Retail Banking Solutions in Action BNP Paribas: identifying and preventing fraud in debit accounts Bank of America: driving more than 15,000 ATMs through five production sites in an active/active environment Canadian Imperial Bank of Canada (CIBC): running a true payments hub for all retail financial transactions Royal Bank of Scotland: supporting a constantly growing merchant acquiring business VISA EU: running the largest transaction processing network in Europe

Wholesale Banking Solutions in Action ABN AMRO: running a wholesale banking hub with solutions for online banking, payment processing, and trade finance Alliance & Leicester: managing U.K. Faster Payments workflow & processing Bank of America: consolidating payment systems while building global processing platform Bank of New York/Mellon Bank: implementing global payments hub and an enterprise-wide online banking solution spanning retail, small/middle/large businesses Commonwealth Bank of Australia: refining domestic RTGS and foreign payments processing Fortis Bank: creating a payments hub for international payment processing Kaisikornbank: offering remittance payments, trade finance, and online banking Sovereign Bank: providing a single on-line product for all business customers, includes distribution directly from the branches using automated enrollments

Solutions in Action in Asia/Pacific Bangkok Bank: pioneering the use of technology to build the largest commercial bank in Thailand Bank Central Asia: providing retail banking services to a growing base of more than five million cardholders National Credit Card Center: providing switching, authorization and settlement services for more than 40 member banks NETS Singapore: building toward a cashless payment infrastructure since 1985 National Australia Bank: setting the regional standard for fraud control and risk management OCBC: offering trade finance and online banking Optus: offering prepaid mobile phone recharging at ATMs

Solutions in Action in Latin America Banco Itau: monitoring all universal accounts for suspicious activity and fraud across their enterprise Banelco: the largest ATM processor in Argentina Banco Nacional de Mexico (Banamex, owned by Citibank): the largest bank in Mexico serving as the main in-country POS switch Credibanco Visa: Colombian subsidiary of Visa USA processing credit and debit cards with fraud detection Nueva Walmart de Mexico: authorizing proprietary loyalty cards and routing phone card purchases to multiple telco networks Redbanc: platform supporting terminal driving for 80 percent of Chile’s ATM population

Solutions in Action for Retailers Hy-Vee Inc.: offering a wide variety of payment options bringing flexibility to the checkout process while saving “millions of dollars each year” Publix Super Markets: the processing platform for consumers at the supermarkets and transactions initiated within the Presto! EFT network Sheetz, Inc.: an innovative 24/7 convenience store chain that requires reliability and fast response time Winn-Dixie Stores, Inc.: an ACI On Demand customer acquiring, routing and processing EFT transactions

Solutions in Action for Credit Unions The Golden One Credit Union ATM/POS driving and transaction processing Automated settlement and posting Municipal Credit Union ATM and kiosk driving ATM and POS transaction processing Electronic statements and communications Wescom Credit Union ATM driving and POS transaction processing Exception item processing

Solutions in Action for Processors Fidelity Financial Services ATM and POS transaction services Debit settlement services Debit card management services Fiserv ATM and POS transaction processing Card fraud detection services

ACI Worldwide Financial and Business Summary

Key Takeaways Best Payments Solutions Gold Standard for enterprise payments technology Comprehensive features for the payments value chain TSA plays an “honest broker” role Strong cash flow Long-term revenue growth Long-term backlog growth Leveraged earnings growth Leverageable balance sheet Global Presence Global distribution system Over 800 customers in 84 countries Represented in countries comprising 95% of world GDP Two thirds of business is outside U.S. Positive industry fundamentals driven by payment volume growth, industry consolidation and regulatory pressures Payment volumes growing at 4X global gross domestic product ACI is a solid investment for the long-term growth investor

Key Financial Metrics Revenue - $ millions Backlog - $ millions Operating Free Cash Flow* - $ millions Adjusted Non-GAAP EPS* *Free cash flow calculated as operating cash flow minus capex, adjusted for one-time items. For an explanation of why management believes this is a useful measure and for a reconciliation to the closest GAAP measure, see “Non-GAAP Financial Measures Reconciliations” at the end of this presentation. $292.8 $313.2 $347.9 $390 - $400 $250 $1,027 $289 $1,226 $1,290-1,320 $54 $48 $44 $50 - 55 $0.82-1.02 $1.29 $1.13 $1.22 *Adjusted non-GAAP eps is calculated as GAAP eps less intangible amortization from acquisitions, stock-based compensation expense and special items. For an explanation of why management believes this is a useful measure and for a reconciliation to the closest GAAP measure, see “Non-GAAP Financial Measures Reconciliations” at the end of this presentation -50 25 100 175 250 325 400 475 550 625 700 FY2004 FY2005 FY2006 CY2007E ACI S2 P&H 0 250 500 750 1000 1250 1500 1750 2000 9/30/2005 9/30/2006 12/31/2007(e) 60 Month Backlog 12 Month Backlog -5 20 45 70 95 120 FY2004 FY2005 FY2006 CY2007E OFCF 0 0.25 0.5 0.75 1 1.25 1.5 1.75 2 2.25 2.5 2.75 3 3.25 3.5 FY2004 FY2005 FY2006 CY2007E Earnings per Share

 Key Financial Metrics - Revenue Revenue by Geo Revenue by Type Revenue by Product Line Product Revenue Mix Over Time FY2006 FY2006 FY2006 CY2010E On Demand revenue is expected to comprise 10-15% of total revenue in 2010 Americas Int'l 18% US 34% Asia- Pacific 10% EMEA 38% Payments Mgmt 4% Risk Mgmt. 5% Cross Industry 14% Wholesale Payments 8% Retail Payment Engine 69% Maint 30% Facilities Mgmt. 4% Services 16% Software License Fees (MLF) 20% Software License Fees (ILF) 30%

Non-GAAP Financial Measures Non-GAAP Financial Measures Reconciliation This presentation includes non-GAAP information: Operating Free Cash Flow and Adjusted Non-GAAP EPS. ACI is presenting these non-GAAP guidance measures to provide more transparency to its earnings, focusing on operations before selected non-cash items, operating free cash flow. We believe that providing earnings per share on an adjusted non-GAAP basis is useful to our investors as an operating measure because it allows investors to more accurately compare our ongoing performance from period to period. However, earnings per share on an adjusted non-GAAP basis is limited because it excludes expenses associated with amortization of intangible assets from acquisitions and non-cash stock based compensation. ACI is also presenting operating free cash flow, which is defined by our net cash provided by operating activities, adjusted for one-time items, minus capital expenditures. We utilize this non-GAAP financial measure, and believe it is useful to investors, as an indicator of cash flow available for debt repayment and other investing activities, such as capital investments and acquisitions. We utilize operating free cash flow as a further indicator of operating performance and for planning investing activities. A limitation of operating free cash flow is that it does not represent the total increase or decrease in the cash balance for the period. This measure also does not exclude mandatory debt service obligations and therefore does not represent the residual cash flow available for discretionary expenditures. Management generally compensates for limitations in the use of non-GAAP financial measures by relying on comparable GAAP financial measures and providing investors with a reconciliation of the non-GAAP Financial measures only in addition to and in conjunction with results presented in accordance with GAAP. We believe that these non-GAAP financial measures reflect an additional way of viewing aspects of our operations that, when viewed with our GAAP results, provide a more complete understanding of factors and trends affecting our business. These non-GAAP measures should be considered as a supplement to, and not a substitute for, or superior to, loss from operations and net loss per share calculated in accordance with GAAP. A reconciliation of GAAP earnings per share to non-GAAP adjusted earnings per share follows. Due to the forward-looking nature of free operating cash flows and earnings per share on an adjusted, non-GAAP basis for future periods, information to reconcile such non-GAAP financial measures to the most directly comparable GAAP financial measure is not available at this time as the Company is unable to forecast any special items for future periods.

Forward-Looking Statements This presentation contains forward-looking statements based on current expectations that involve a number of risks and uncertainties. Generally, forward-looking statements do not relate strictly to historical or current facts and may include words or phrases such as the Company “believes,” “ will,” “expects,” “looks forward to,” and words and phrases of similar impact. The forward-looking statements are made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this presentation include, but are not limited to, statements regarding the: Company’s expectations with respect to services growth opportunities; Company’s assumptions with respect to calendar year guidance; Company’s revenues, earnings per share, adjusted earnings per share, operating free cash flow, and backlog estimates for calendar year 2007; Company’s business model consisting of revenue, backlog and earnings growth and strong cash flow and a leverageable balance sheet; Company’s expectation with respect to product revenue mix overtime, calendar year 2010 estimated product revenue mix and estimated on-demand revenue; and Company’s expectations with respect to its effective tax rate. Any or all of the forward-looking statements may turn out to be wrong. They can be affected by the judgments and estimates underlying such assumptions or by known or unknown risks and uncertainties. Many of these factors will be important in determining the Company’s actual future results. Consequently, no forward-looking statement can be guaranteed. Actual future results may vary materially from those expressed or implied in any forward-looking statements. In addition, the Company disclaims any obligation to update any forward-looking statements after the date of this presentation. All of the foregoing forward-looking statements are expressly qualified by the risk factors discussed in the Company’s filings with the Securities and Exchange Commission. For a detailed discussion of these risk factors, parties that are relying on the forward-looking statements should review the Company's filings with the Securities and Exchange Commission, including the Company's Form 10-K filed on May 11, 2007, the Company’s Forms 10-Q filed on June 29, 2007, August 10, 2007 and the Company’s Form 10-Q filed on September 25, 2007 and specifically the section entitled “Factors That May Affect the Company's Future Results or the Market Price of the Company's Common Stock.”

Forward-Looking Statements (continued) The risks identified in the Company’s filings with the Securities and Exchange Commission include: Risks associated with the restatement of the Company’s financial statements; Risks associated with not having current financial information available one result of which is that the Company will be limited in its ability to register its securities for offer and sale until the Company is deemed a current filer with the SEC; Risks associated with the delays in filing its periodic reports, including the need to obtain additional extensions from lenders in the future in order to comply with the financial reporting requirements of the Company’s bank debt, which failure to do so could have a material adverse effect on the Company’s business, liquidity and financial conditions; Risks inherent in making an estimate of the Company’s backlogs which many not be accurate and may not generate the predicted revenue; Risks associated with tax positions taken by the Company which require substantial judgment and with which taxing authorities may not agree Risks associated with the Company’s performance which could be materially adversely affected by a general economic downturn or lessening demand in the software sector; Risks associated with the complexity of the Company’s software products; Risks associated with consolidation in the financial services industry which may adversely impact the number of customers and the Company’s revenues in the future; Risks associated with the Company’s stock price which may be volatile; Risks associated with conducting international operations; Risks regarding the Company’s newly introduced BASE24-eps product which may prove to be unsuccessful in the marketplace; Risks associated with the Company’s future profitability which depends on demand for its products; lower demand in the future could adversely affect the Company’s business; Risks associated with the Company’s software products which may contain undetected errors or other defects, which could damage its reputation with customers, decrease profitability, and expose the Company to liability; Risks associated with future acquisitions and investments which could materially adversely affect the Company; Risks associated with the Company’s ability to protect its intellectual property and technology and that the Company may be subject to increasing litigation over its intellectual property rights; Risks associated with litigation that could materially adversely affect the Company’s business financial condition and/or results of operations; Risks associated with new accounting standards or revised interpretations or guidance regarding existing standards; and Risks associated with the material weaknesses in the Company’s internal controls over financial reporting.

Forward-Looking Statements (continued) Backlog Estimates of future financial results are inherently unreliable. Our backlog estimates require substantial judgment and are based on a number of assumptions, including management’s current assessment of the customer contracts that exist as of the date the estimates are made, as well as revenues from assumed contract renewals, to the extent that we believe recognition of the related revenue will occur within the corresponding backlog period. A number of factors could result in actual revenues being less than the amounts reflected in backlog. Our customers may attempt to renegotiate or terminate their contracts for a number of reasons, including mergers, changes in their financial condition, or general changes in economic conditions in their industries or geographic locations, or we may experience delays in the development or delivery of products or services specified in customer contracts. Actual renewal rates and amounts may differ from historical experiences used to estimate backlog amounts. Changes in foreign currency exchange rates may also impact the amount of revenue actually recognized in future periods. Accordingly, there can be no assurance that contracts included in backlog will actually generate the specified revenues or that that the actual revenues will be generated within a 12-month or 60-month period. Additionally, because backlog estimates are operating metrics, the estimates are not subject to the same level of internal review or controls as a GAAP financial measure.

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